UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

March 27, 2002
(Date of earliest event reported)

DIGITAL ANGEL CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State of Other Jurisdiction of Incorporation)	1-15177 (Commission File No.)	52-1233960 (I.R.S. Employer Identification No.)

490 Villaume Avenue, South St. Paul, MN 55075
(Address of Principal Executive Offices)

(651) 455-1621
(Registrant’s Telephone Number)

Item 5. Other Events.

     a.     New Board of Directors

     On March 27, 2002, Digital Angel Acquisition Co., a Delaware corporation and wholly-owned subsidiary of Medical Advisory Systems, Inc. (the “Company”), was merged with and into Digital Angel Corporation (“Digital Angel”), a Delaware corporation, and the Company changed its name to “Digital Angel Corporation.” Immediately following the merger, the Company’s board of directors reduced the number of directors serving on the board from seven to five members, and each of the directors, with the exception of Richard J. Sullivan, resigned from office and simultaneously appointed their successors. The following individuals constitute the new board of directors of the Company and shall serve until the next annual meeting of stockholders of the Company or until his successor is elected and qualified:

     Richard Friedland, age 51, has served on the board of directors of Applied Digital Solutions, Inc. (NASDAQ:ADSX) (“ADS”), an affiliate of the Company, since October 1999. Mr. Friedland was previously associated with General Instrument Corporation. During his 19-year tenure with General Instrument Corporation, Mr. Friedland held various executive positions, including Chief Financial Officer, President and Chief Operating Officer. In 1995, he was appointed Chairman of the Board and Chief Executive Officer of General Instrument Corporation. Mr. Friedland currently serves on the boards of Zilog, Inc. and Video Network Communications, Inc., as well as several development stage companies. Mr. Friedland earned a Bachelor of Science degree in Accounting from Ohio State University in 1972 and a Master of Business Administration degree from Seton Hall University in 1985. Mr. Friedland is Chairman of the Company’s audit committee and a member of the Company’s compensation committee.

     Randolph K. Geissler, age 41, is the Chief Executive Officer of the Company and is responsible for overseeing the strategic development and growth of the Company. Prior to joining Digital Angel in 2000, Mr. Geissler served as Chief Executive Officer of Destron Fearing Corp. (NASDAQ:DFCO) (“Destron Fearing”), a position he held since November 1993. Mr. Geissler also served as Interim Chief Executive Officer during the merger of Destron/IDI and Fearing Manufacturing Co., Inc. Mr. Geissler had been the sole owner of Fearing Manufacturing since 1987. Prior to 1987, Mr. Geissler held a variety of positions with Fearing Manufacturing, including product manager and director of corporate research and development-ectoparaciticides. Mr. Geissler received his degree in Veterinary Animal Science from the University of Wisconsin River Falls in 1982.

     Kenneth Larson, age 61, is Chairman of Restaurant Technologies, Inc., Chief Executive Officer of Classic Space, Inc., and Secretary/Treasurer of Austin Lodge, LLC. Mr. Larson was formerly President and Chief Operating Officer of Polaris Industries until his retirement in 1988. He previously held management positions with the Toro Company, Allis-Chalmers Corp., General Electric Company and the Gehl Company. Mr. Larson is a Director of Featherlite, Inc., where he serves on the audit and compensation committees. Mr. Larson also is a member of the Company’s audit and compensation committees.

     Richard J. Sullivan, age 62, is Chairman of the Board of Directors of the Company. Since 1993, Mr. Sullivan has been Chairman and Chief Executive Officer of ADS. He is also Chairman of Great Bay Technology, Inc. From August 1989 to December 1992, Mr. Sullivan was Chairman of the Board of Directors of Consolidated Convenience Systems, Inc. in Springfield, Missouri. He has been the Managing General Partner of The Bay Group, a mergers and acquisitions firm in New Hampshire, since February 1985. Mr. Sullivan was formerly Chairman and Chief Executive Officer of Manufacturing Resources, Inc., an MRP II software company in Boston, Massachusetts, and was Chairman and Chief Executive Officer of Encode Technology, a “Computer-Aided Manufacturing” company, in Nashua, New Hampshire from February 1984 to August 1986.

     Howard S. Weintraub, Ph.D., age 58, is Vice President, Corporate R&D for C. R. Bard, a medical device company. From 1988-1998 he held senior research and technology management positions at Bristol-Myers Squibb. Dr. Weintraub was previously associated with the Ortho Pharmaceutical Corporation from 1973-1988, where he held senior research management positions. Dr. Weintraub has authored or co-authored over 50 publications and abstracts. He previously served as the chairman of the Industrial Pharmaceutical Technology Section of the AAPS (formerly APhA) and was chairman of the Pharmaceutical Manufacturer’s Association (now PhRMA), Drug Metabolism sub-section. Dr. Weintraub earned a Bachelor of Science degree in Pharmacy from Columbia University and his Ph.D. in biopharmaceutics from the State University of New York at Buffalo. Dr. Weintraub serves on the Company’s compensation committee.

     b.     New Officers

     Immediately following the merger, each of the Company’s executive officers resigned and the new board of directors elected the following persons to serve as the new executive officers of the Company:

     Randolph K. Geissler , age 41, is the Chief Executive Officer of the Company and is responsible for overseeing the strategic development and growth of the Company. Prior to joining Digital Angel in 2000, Mr. Geissler served as Chief Executive Officer of Destron Fearing, a position he held since November 1993. Mr. Geissler also served as Interim Chief Executive Officer during the merger of Destron/IDI and Fearing Manufacturing Co., Inc. Mr. Geissler had been the sole owner of Fearing Manufacturing since 1987. Prior to 1987, Mr. Geissler held a variety of positions with Fearing Manufacturing, including product manager and director of corporate research and development-ectoparaciticides. Mr. Geissler received his degree in Veterinary Animal Science from the University of Wisconsin River Falls in 1982.

     James P. Santelli, age 54, is Vice President, Finance, Chief Financial Officer, Treasurer and Secretary of the Company. Prior to joining Digital Angel in 2000, Mr. Santelli served as Vice President, Finance and Chief Financial Officer of Destron Fearing. From October 1998 to September 1999 he was Chief Operating Officer of Doorlite, Inc., and from November 1995 to October 1998 he was Vice President Finance and Chief Financial Officer of Hartzell Manufacturing, Inc. From 1984 to 1995 Mr. Santelli held senior financial and operating positions with several start-up and emerging companies. In addition, Mr. Santelli has held financial positions with major national firms including Pillsbury Co., Northrup King Co. and The Musicland Group. He served in the U. S. Marine Corps from 1969-73. Mr. Santelli has a Bachelor’s degree in economics from Carleton College and an M.B.A. in finance from Cornell University.

Forward-Looking Statements

     This Form 8-K contains certain “forward-looking statements” which represent the Company’s expectations or beliefs, including, but not limited to, statements concerning industry performance and the Company’s operations, performance, financial condition, plans, growth and strategies. Any statements contained in this Form 8-K that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “anticipate,” “intend,” “could,” “estimate” or “continue” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements by their nature involve substantial risks and uncertainties, certain of which are beyond the Company’s control, and actual results may differ materially depending on a variety of important factors many of which are beyond the control of the Company.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 18, 2002

/s/ Randolph K. Geissler Digital Angel Corporation Randolph K. Geissler President and Chief Executive Officer